UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LIQUIDMETAL TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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30452 Esperanza

Rancho Santa Margarita, California 92688

_________________________________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [·]

_________________________________

To the Stockholders of Liquidmetal Technologies, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Liquidmetal Technologies, Inc. (the “Company”), which will be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on [·], at [·] local time, for the following purposes:

1.	To elect as directors the six nominees named in the accompanying proxy statement to serve until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified;

2.

To approve the amendment and restatement of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 700,000,000 shares to 1,100,000,000 shares;

3.	To hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

4.	To ratify the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2016; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on [·] will be entitled to vote at the annual meeting. Information relating to the matters to be considered and voted on at the annual meeting is set forth in the accompanying proxy statement. We are also enclosing with the accompanying proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

YOUR VOTE IS VERY IMPORTANT. Please read the proxy statement and vote your shares as soon as possible. Our board of directors unanimously recommends a vote “FOR” the election of each of the six nominees for director named in the accompanying proxy statement, “FOR” the approval of the amendment and restatement of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 700,000,000 shares to 1,100,000,000 shares, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2016.

If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials previously mailed to you and the instructions listed on the Internet website. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet.

By Order of the Board of Directors,
/s/ Thomas Steipp
President and Chief Executive Officer

[·]

30452 Esperanza

Rancho Santa Margarita, California 92688

_________________________________

PROXY STATEMENT FOR
2016 ANNUAL MEETING OF STOCKHOLDERS

_________________________________

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Liquidmetal Technologies, Inc. (“Liquidmetal,” the “Company,” “we,” “us” or “our”)  for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on [·], at [·] local time, and any adjournments or postponements of the Annual Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “2015 Annual Report”) is enclosed with this proxy statement.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On [·], we intend to make this proxy statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who properly request paper copies of such materials, within three business days of such request.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to be Held on [·]:

This proxy statement and our 2015 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.

You can also find this proxy statement and our 2015 Annual Report on the Internet through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov. You may also obtain a copy of our 2015 Annual Report, as filed with the Securities and Exchange Commission (which we sometimes refer to herein as the “Commission” or the “SEC”) without charge as provided in the Notice or upon written request to Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688. We will provide the 2015 Annual Report without exhibits unless you specify in writing that you are requesting copies of the exhibits.

Certain documents referenced in this proxy statement are available on our website at www.liquidmetal.com. We are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

VOTING RIGHTS AND SOLICITATION

Voting Your Shares and Revocation of Proxies

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy.

The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) for shares held as a record holder and shares held in “street name.” If you hold your shares of stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the notice provided by your broker.

The Internet and telephone voting facilities will close at 11:59 p.m. eastern time on [·]. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by Internet or telephone, then you need not return a written proxy card by mail.

Your vote is very important.  You should submit your proxy even if you plan to attend the Annual Meeting.

All shares held by stockholders who are entitled to vote and who are represented at the Annual Meeting by properly submitted proxies received before the polls are closed at the Annual Meeting will be voted in accordance with the instructions indicated on the proxy card, unless such proxy is properly revoked prior to the vote being taken on the matter submitted to the stockholders at the Annual Meeting.

A proxy may be revoked and your vote changed in advance of the Annual Meeting. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the vote is taken at the Annual Meeting by doing any one of the following:

•	filing with our Corporate Secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;

•	duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote;

•	accessing the Internet and following the instructions for voting by Internet that appear on the enclosed proxy card;

•	following the instructions that appear on the enclosed proxy card for voting by telephone; or

•	attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Liquidmetal Technologies, Inc., Attention: Corporate Secretary, 30452 Esperanza, Rancho Santa Margarita, California 92688. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or nominee, you must follow the instructions of your broker, bank or other nominee to revoke a previously given proxy.

If a proxy card does not specify how the proxy is to be voted, the shares represented by the proxy will be voted “FOR” the election of each of the six nominees for director named in the accompanying proxy statement, “FOR” the approval of the amendment and restatement of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 700,000,000 shares to 1,100,000,000 shares, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2016.

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. Our board of directors does not know of any other matters that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional proxies), the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Attendance at the Annual Meeting

Only our stockholders as of the record date for the Annual Meeting, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, bank or other nominee, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our stock as of the record date as acceptable proof of ownership. You must also contact your broker, bank or other nominee and follow their instructions in order to vote your shares at the Annual Meeting. You may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker, bank or other nominee.

Stockholders Entitled to Vote and Number of Votes

The record date for the Annual Meeting is [·]. Only stockholders of record as of the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting.  As of the record date, there were [·] shares of our common stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the Annual Meeting.

Each share of common stock is entitled to one vote on all proposals at the Annual Meeting.

Quorum and Votes Required

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business.  Our bylaws provide that the holders of a majority of the outstanding shares of each class of stock entitled to vote at the Annual Meeting must be present or represented by proxy in order to constitute a quorum for the transaction of any business.  Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present.  If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares for which it is the holder of record at the Annual Meeting, such shares cannot be voted by the broker (a “broker non-vote”), although they will be counted in determining whether a quorum is present.  Brokers or other nominees who hold shares in “street name” for the beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner.  Only Proposals 2 and 4 ares considered to be a “routine” proposals for the purposes of brokers exercising their voting discretion.

Proposal 1 – Election of Directors. Pursuant to our bylaws and Delaware law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote in the election. Neither broker non-votes nor abstentions will be included in the tabulation of the voting results for this proposal.

Proposal 2 – Approval of the Amendment and Restatement of Our Certificate of Incorporation. Approval of the amendment and restatement of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 700,000,000 shares to 1,100,000,000 shares will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal. The approval of the amendment and restatement of our Certificate of Incorporation is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Proposal 3 – Advisory Vote on Compensation of Named Executive Officers. Approval (on a non-binding, advisory basis) of the compensation of our named executive officers requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal, but broker non-votes will have no effect on the voting results for this proposal.

Because this vote is advisory, the results of the vote are not binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Proposal 4 - Ratification of Accountants. Ratification of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2016 will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Other Matters. In order to be approved, any other matter to properly come before the Annual Meeting will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Solicitation of Proxies

Proxies solicited by this proxy statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.  Proxies solicited by this proxy statement will be returned to our Secretary and will be tabulated by an inspector of elections designated by our board of directors who will not be employed by us.

We will bear the entire cost of solicitation of proxies by mail on behalf of the board of directors.  Proxies also may be solicited by personal interview or by telephone by our directors, officers, and other employees without additional compensation.  We also have made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares held of record to the beneficial owners of such shares.  We will reimburse such record holders for their reasonable out-of-pocket expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected, each to serve a one-year term expiring at the 2017 annual meeting of stockholders and until his successor is elected and qualified.

Our board of directors has nominated for election Thomas Steipp, Yeung Tak Lugee Li, Abdi Mahamedi, Bob Howard-Anderson, Richard Sevcik, and Walter Weyler. Each person nominated for election has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current board of directors to fill the vacancy.

For each person nominated to become a director there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other public reporting companies for which he serves, or has during the past five years served, as a director, and his age and length of service as one of our directors. In addition, for each person nominated to become a director, there follows information regarding the specific experience, qualifications, attributes or skills that led to the conclusion (by our board of directors) that the person should serve as a director. There are no family relationships among any of our directors and executive officers. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director except with respect to Mr. Li as noted below.

Name	Age	Principal Occupation and Other Information
Thomas Steipp	65

Thomas Steipp was elected by our board of directors to serve as our President and Chief Executive Officer in August 2010 and was also elected to our board of directors in August 2010. Mr. Steipp previously served in various roles at Symmetricom, Inc., a publicly traded provider of products for communications infrastructure and systems. Mr. Steipp served as Symmetricom’s Chief Executive Officer from December 1998 to June 2009, Chief Financial Officer from December 1998 to October 1999, and President and Chief Operating Officer of Telecom Solutions, a division of Symmetricom, from March 1998 to December 1998. Mr. Steipp also served on Symmetricom’s board of directors from 1998 to 2009. During his employment with Symmetricom, Mr. Steipp worked to transform the company from a technology holding company into a telecommunications hardware focused company, served as the company’s spokesman in working with investors, implemented a new business model, worked to reduce operating expenses, and led acquisition activities. Mr. Steipp received his B.S. in electrical engineering from the Air Force Academy and M.S. in industrial administration from Purdue University. Mr. Steipp holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Our board of directors believes that Mr. Steipp’s experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Steipp’s experience and background in working with publicly traded, technology-based industrial products companies, recruiting executives, working with investors, implementing new business models, and leading acquisition activities make him a valuable resource for our Company.

Yeung Tak Lugee Li	56

Yeung Tak Lugee Li was appointed to our board of directors in March 2016. Mr. Li is the founder, Chairman, and majority stockholder of DongGuan Eontec Co. Ltd., a Hong Kong company listed on the Shenzen Stock Exchange engaged in the production of precision die-cast products and the research and development of new materials. Mr. Li founded Eontec in 1993 and has served as Chairman since that date. At Eontec, Mr. Li is responsible for strategic development and research and development. Mr. Li is also the founder and sole shareholder of Leader Biomedical Limited, a Hong Kong company engaged in the supply of biomaterials and surgical implants. Mr. Lee serves as an analyst for the Institute of Metal Research at the Chinese Academy of Sciences and serves part-time as a professor at several universities in China. Mr. Li owns Liquidmetal Technology Limited, a Hong Kong company and the investor in our March 2016 Securities Purchase Agreement. The Securities Purchase Agreement provides the investor with the right to designate an individual to serve on our board of directors. Mr. Li was appointed to our board pursuant to that agreement. Our board of directors believes that Mr. Li’s experience and knowledge in the areas of metal die casting and bulk metallic glasses makes him a valuable resource for our Company.

Abdi Mahamedi	53

Abdi Mahamedi has served on our board of directors since May 2009 and became Chairman of our board of directors in March 2010. Since 1987, Mr. Mahamedi has served as the President and Chief Executive Officer of Carlyle Development Group of Companies (“CDG”), which develops and manages residential and commercial properties in the United States on behalf of investors worldwide. At CDG, Mr. Mahamedi evaluates and supervises all of the investment activities and management personnel. Prior to joining CDG, Mr. Mahamedi founded Emanuel Land Company, a subsidiary of Emanuel & Company, a Wall Street investment banking firm, and served as a managing director for Emanuel Land Company from 1986 to 1987. In 1983, Mr. Mahamedi received his B.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania, and in 1984 he received his M.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania. Our board of directors believes that Mr. Mahamedi’s experience and background make him a qualified and valuable member of our board of directors. In particular, his experience working with global investment companies and leading acquisition activities make him a valuable resource for our Company.

Bob Howard-Anderson	59

Bob Howard-Anderson began serving on our board of directors in February 2013. Since November 2013, Mr. Howard-Anderson has served as Chief Executive Officer of Fulham Co., Inc., a global supplier of industrial and residential lighting solutions. Since 2002, Mr. Howard-Anderson served as President and Chief Executive Officer of Occam Networks, a leading provider of broadband access solutions, until its acquisition by Calix Inc. in February 2011. Previously, Mr. Howard-Anderson served as Vice President of Product Operations at Procket Networks from 2000 to 2002, where he was responsible for research and development, product management and manufacturing operations. Prior to that, Mr. Howard-Anderson was Vice President of Engineering for Sun Microsystems Inc., responsible for developing and introducing a broad portfolio of products. Prior to Sun Microsystems, he served as Vice President of Engineering at First Pacific Networks as well as Network Equipment Technology. He also held management positions at Bolt Baranek and Newman (BBN) and Octocom Inc. Mr. Howard-Anderson holds a BS in Electrical Engineering and Physics from Tufts University. Our board of directors believes that Mr. Howard-Anderson’s experience and background make him a qualified and valuable member of our board of directors. In particular, his more than 30 years of experience in the data and telecommunication equipment industries managing large research and development and product development initiatives, as well as his experience managing startup companies to profitability, make him a valuable member of our board of directors.

Richard Sevcik	68

Mr. Sevcik began serving on our board of directors in May 2013. Mr. Sevcik currently serves as President of Sevcik Consulting, which he founded in 2006 and which provides consulting services to companies that provide semiconductor products and tools to their customers for consumer-oriented products such as smart phones, tablets, digital cameras and eBooks. In addition, Mr. Sevcik currently serves on the board of directors of AnDapt, an integrated power management software and hardware provider in the consumer electronics industry. Mr. Sevcik previously served on the boards of directors of SiliconBlue Technologies from 2008 until its acquisition by Lattice Semiconductor in 2011, and Alpha and Omega Semiconductor Limited through November 2013. Mr. Sevcik received his B.S. in engineering physics from the University of Illinois and M.S. in electrical engineering from Northwestern University. Our board of directors believes that Mr. Sevcik’s extensive directorial, management and governance experiences and his understanding of the business operation and reporting of publicly traded technology companies, as well as his background in electrical engineering, bring significant management expertise, scientific knowledge and appropriate perspective to our board of directors.

Walter Weyler	76

Mr. Weyler began serving on our board of directors in September 2015, after serving as a member of our technology board, a technology-focused advisory board, since October 2014. Mr. Weyler previously served, from 1995 to 2005, as the owner and president of Kinetics, Incorporated, a contract manufacturer of complex solid steel parts and a leader in metal injection molding. Prior to that time, Mr. Weyler served, from 1985 to 1993, as the president and chief operating officer and a director of Graco Inc., a publicly traded company that designs, manufactures and markets systems and equipment to move, measure, dispense and spray fluid and coating materials. Mr. Weyler has served as a member of the Oregon Symphony Board of Trustees since 2006 and a member of the Eliot Condominium Board since 2013. Mr. Weyler also served as a member of the Board of Trustees of the Oregon Museum of Science and Industry from 2011 to 2015. Our board of directors believes that Mr. Weyler’s experience and background will make him a qualified and valuable member of the board. In particular, Mr. Weyler’s experience with coatings and metal injection molding businesses make him a valuable resource for our board of directors.

Our board of directors unanimously recommends the nominees for election as directors and urges each stockholder to vote “FOR” the nominees.

BOARD OF DIRECTORS

Board Meetings and Director Independence

During 2015, our board of directors held 14 meetings. All directors attended at least 75% of the meetings of the board of directors and the committees on which they served during 2015. In addition, the independent directors met in executive session periodically in 2015.

We have not established a policy with regard to the attendance of board members at annual stockholder meetings. None of our directors attended our 2015 annual stockholder meeting.

Our board of directors presently has six members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL 1—ELECTION OF DIRECTORS.” Our board of directors has determined that four of its current members, Mr. Mahamedi, Mr. Howard-Anderson, Mr. Sevcik, and Mr. Weyler, are “independent directors” as defined under the rules of The NASDAQ Stock Market, Inc. Mr. Mahamedi serves as the Chairman of our board of directors.

One of our former directors, Scott Gillis, recently resigned from our board of directors on March 24, 2016.  Immediately prior to Mr. Gillis’ resignation, our board of directors had seven members.  As a result of Mr. Gillis’ resignation, the size of our board of directors was reduced to six members.  However, pursuant to the terms of the below-described Securities Purchase Agreement that we entered into on March 10, 2016, our board of directors may be once again expanded to seven members in the future as further described below under “PROPOSAL 2— AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION.”

Board Committees

The board of directors has established the following standing committees whose responsibilities are summarized as follows:

Compensation Committee. Mr. Sevcik serves as chairman of the Compensation Committee, and Mr. Howard-Anderson, and Mr. Weyler serve as the other members of the Compensation Committee. Our board of directors has determined that each of Mr. Sevcik, Mr. Howard-Anderson, and Mr. Weyler is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits. The Compensation Committee also administers our equity incentive plans.

During 2015, the Compensation Committee held 5 meetings. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

Corporate Governance and Nominating Committee. Mr. Sevcik serves as chairman of the Corporate Governance and Nominating Committee, and Mr. Howard-Anderson and Mr. Weyler serve as the other members of the Corporate Governance and Nominating Committee (the “Governance Committee”). Our board of directors has determined that each of Mr. Sevcik, Mr. Howard-Anderson, and Mr. Weyler is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law.

The Governance Committee’s principal functions include:

•	developing and maintaining our corporate governance policy guidelines;

•	developing and maintaining our codes of conduct and ethics;

•	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

•	evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

•

selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2015, the Governance Committee held 1 meeting. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

In identifying potential independent board of directors candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed.

In general, in considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee at the following address: Liquidmetal Technologies, Inc., Attention: Investor Relations, 30452 Esperanza, Rancho Santa Margarita, California 92688. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee. We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the resignation of Scott Gillis as director on March 24, 2016, Mr. Weyler has been appointed as the chairman, and Mr. Sevcik and Mr. Howard-Anderson serve as the other members of, the Audit Committee. Our board of directors has determined that Mr. Weyler, Mr. Sevcik and Mr. Howard-Anderson are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. Prior to his resignation, Mr. Gillis qualified as an “audit committee financial expert” as defined by Item 407(d)(5) of SEC Regulation S-K, but our board of directors has not yet determined whether any of the remaining members of the Audit Committee are so qualified. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors.

The Audit Committee’s principal functions include:

•

reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

•

reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

•	recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;

•	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

•	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

•	reviewing significant reports to management prepared by our internal auditing department and management’s responses;

•	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

•

reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2015, the Audit Committee met 6 times. The Audit Committee is governed by a written charter approved by our board of directors. A copy of the Audit Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

Code of Ethics

Our board of directors has adopted a written Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers that applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.liquidmetal.com, in the “Investors” section of the website. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers.

Leadership and Risk Oversight

Our board of directors has determined that having a separate Chairman of the Board and Chief Executive Officer is in the best interest of our stockholders at this time. This structure promotes active participation of non-employee directors in setting agendas and establishing priorities for our board of directors. While our board of directors believes its current leadership structure is appropriate at this time, it may determine in the future that the positions of Chief Executive Officer and Chairman of the Board should be held by the same individual.

Our board of directors as a whole has oversight responsibility for our risk management process. This risk oversight function is carried out both by our full board of directors and by individual committees that are tasked by our board of directors with oversight of specific risks. The Audit Committee oversees risks associated with financial and accounting matters including compliance with legal and regulatory requirements, and our financial reporting and internal control systems. The Compensation Committee evaluates risks associated with our compensation policies and practices so as not to encourage or reward excessive risk-taking by our executives or employees.

On a regular basis our board of directors receives information and reports from committees, senior management and/or outside counsel and consultants and discusses the identification, assessment, management and mitigation of the risks associated with our strategic and business plans and operations. Our board of directors also holds regular sessions with members of management with the specific purpose of identifying, prioritizing and managing those risks that we believe are material to our operations.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our board of directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Communications with Board of Directors

Stockholders may communicate with the full board of directors or individual directors by submitting such communications in writing to Liquidmetal Technologies, Inc., Attention: Board of Directors (or the individual director(s)), 30452 Esperanza, Rancho Santa Margarita, California 92688. Such communications will be delivered directly to the board of directors (or to the individual director(s)).

PROPOSAL 2— AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

Background

After careful consideration, our board of directors has approved and has determined to ask the stockholders to approve the amendment and restatement of our Certificate of Incorporation. Specifically, the board of directors is proposing to amend Article IV of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from seven hundred million (700,000,000) to one billion one hundred million (1,110,000,000) shares.

Rationale for the Increase in Authorized Shares

Our board of directors has determined that it is advisable and in the best interests of the Company and our stockholders to increase the authorized shares of common stock in order that a sufficient number of shares of common stock are available for issuance pursuant to the Securities Purchase Agreement, dated March 10, 2016 (the “Purchase Agreement”), by and between the Company and Liquidmetal Technology Limited, a Hong Kong company organized and owned by Mr. Li (the “Investor”), as well as for future financing transactions, acquisitions, stock dividends, stock issuances pursuant to employee benefit plans and other appropriate corporate opportunities and purposes. Our board of directors believes that an increase in authorized shares beyond that required for issuance under the Securities Purchase Agreement is desirable so that, as the need may arise, we will have more financial flexibility and be able to issue additional shares of common stock without the expense and delay associated with a special stockholders’ meeting, except where stockholder approval is required by applicable law. Our ability to issue additional shares of common stock to the Investor and in connection with future financing transactions will be critical to raising the capital necessary to maintain our current business plan. The board of directors does not intend to issue any shares except on terms that it considers to be in the best interests of our Company and our stockholders.

The Purchase Agreement provides that the Investor is obligated to purchase up to 405,000,000 shares of the Company’s common stock for an aggregate purchase price of $63.4 million, in multiple closings, with the Investor having purchased 105,000,000 shares at an aggregate purchase price of $8.4 million (or $0.08 per share) at the initial closing on March 10, 2016. The Purchase Agreement provides that the Investor will purchase the remaining 200,000,000 shares at $0.15 per share and 100,000,000 shares at $0.25 per share for an aggregate purchase price of $55.0 million no later than ninety (90) days after the satisfaction of certain conditions, including stockholder approval of this Proposal 2.

In addition to the shares issuable under the Purchase Agreement, the Company also issued to the Investor a warrant (the “Warrant”) to acquire 10,066,809 shares of common stock of the Company at an exercise price of $0.07 per share. The Warrant vests in increments on each closing date under the Purchase Agreement for a number of Warrant shares that is proportionate to the amount of shares purchased under the Purchase Agreement on such closing date (with 2,609,913 Warrant shares having initially vested on March 10, 2016). The Warrant will expire on the tenth (10th) anniversary of its issuance date; provided, however, that should the subsequent closings under the Purchase Agreement not occur prior to the ninetieth (90th) day after the filing of the proposed amendment and restatement of our Certificate of Incorporation, the Warrant will automatically terminate and the Investor shall have no further right to exercise the remaining unvested 7,456,896 warrant shares under the Warrant.

The Purchase Agreement provides that the Investor will have the right to designate one (1) individual to serve on the Company’s board of directors, which individual will initially be Mr. Li. Once the Investor purchases the remaining 300,000,000 shares of common stock under the Purchase Agreement, the Investor will thereafter have the right to designate an additional two (2) individuals to serve on the Company’s board of directors (such that the Investor would have designation rights with respect to three (3) of the then seven (7) total members of the Company’s board of directors). The Purchase Agreement also provides that, with certain limited exceptions, if the Company issues any shares of common stock at any time through the fifth (5th) anniversary of the Purchase Agreement, the Investor will have a preemptive right to subscribe for and to purchase at the same price per share (or at market price, in the case of issuance of shares pursuant to stock options) the number of shares necessary to maintain its ownership percentage of Company-issued shares of common stock.

The Purchase Agreement requires the Company to use commercially reasonable efforts to, on or before May 31, 2016, obtain stockholder approval of this Proposal 2, file the amendment and restatement of our Certificate of Incorporation with the State of Delaware, and reserve sufficient shares of its common stock for issuance to the Investor under the Purchase Agreement. If the Company does not obtain stockholder approval of the amendment and restatement of our Certificate of Incorporation in order to file it by May 31, 2016, the Investor will have the right to sell the 105,000,000 shares purchased at the first closing back to the Company for $0.08 per share, with such purchase price to be paid by means of a secured convertible promissory note issued by the Company in the principal amount of $8.4 million (the “Put Note”). Such note, if issued, would accrue interest at the rate of 3% per annum, would be convertible at $0.08 and be due and payable on the eighteen (18) month anniversary of its issuance. If the Put Note is issued, the Company and the Investor would enter into a security agreement which would grant a security interest to the Investor in all of the Company’s assets other than its intellectual property and its equity interests in its subsidiary, Crucible Intellectual Property, LLC.

If the Investor fails to purchase the remaining 300,000,000 shares of common stock within 90 days after the filing of the amendment and restatement of our Certificate of Incorporation (assuming all other conditions to such closing have been satisfied), the Investor will forfeit certain rights, including the right to designate additional directors to our board of directors following such failure and the right to exercise the above-described preemptive right. In such event, the Company will also have the right to repurchase all of the shares held by the Investor at a per-share price of $0.08 within 15 months following the approval and filing of the amendment and restatement of our Certificate of Incorporation. Even if the Investor fails to purchase the remaining 300,000,000 shares, our board of directors believes that the proposed increase is desirable to provide the Company with the flexibility to seek one or more alternative financing transactions.

The additional shares of common stock for which authorization is sought would be a part of the existing class of common stock.  If and when issued, these shares would have the same rights and privileges as the shares of common stock presently outstanding except as otherwise described above with respect to the Shares under the Purchase.  Except as described above with respect to the Investor, no other holder of common stock has any preemptive rights to acquire additional shares of common stock.

The issuance of additional shares to Investor and any other future holder could reduce existing stockholders’ percentage ownership and voting power and, depending on the transaction in which they are issued, could affect our per share book value or other per share financial measures.

Potential Anti-Takeover Effects

Although the amendment and restatement of our Certificate of Incorporation is not intended to be an anti-takeover measure, stockholders should note that, under certain circumstances, the additional shares of common stock could be used to make any attempt to gain control of our Company or our board of directors more difficult or time-consuming.  Any of the additional shares of common stock could be privately placed with purchasers who might side with our board of directors in opposing a hostile takeover bid.

The amendment and restatement of our Certificate of Incorporation might be considered to have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our capital stock, to acquire control of us, since the issuance of the additional shares of common stock could be used to dilute the stock ownership of a person or entity seeking to obtain control and to increase the cost to a person or entity seeking to acquire a majority of the voting power of our Company.  If so used, the effect of the additional authorized shares of common stock might be (i) to deprive stockholders of an opportunity to sell their stock at a temporarily higher price as a result of a tender offer or the purchase of shares by a person or entity seeking to obtain control of us or (ii) to assist incumbent management in retaining its present position.

Filing of Our Amended and Restated Certificate of Incorporation

Following the approval by the stockholders of the amendment and restatement of our Certificate of Incorporation, we will file the Amended and Restated Certificate of Incorporation, in substantially the form attached as Appendix A to this proxy statement, with the Secretary of State of Delaware.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AND URGES EACH STOCKHOLDER

TO VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote of our stockholders on the compensation of our named executive officers, as required by Section 14A of the Exchange Act. Our board of directors recommends that you vote in favor of the resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion contained in this proxy statement. Since the vote is advisory in nature, the results will not be binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Following our 2013 annual stockholder meeting, we considered the voting results on the non-binding stockholder vote on the frequency of holding advisory votes on the compensation of our named executive officers. Based on all of the factors taken into consideration, we decided to hold an annual advisory vote on the compensation of our named executive officers until our 2018 annual stockholder meeting, when stockholders will be asked again on how frequently we should hold the advisory vote to approve the compensation of our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY recommends AND URGES EACH STOCKHOLDER TO vote

“FOR” the approval of the compensation of our named executive officers, as disclosed in this

Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors, upon recommendation of the Audit Committee, has appointed SingerLewak LLP (“Singer”) as our independent registered public accounting firm, to audit the accounts of our Company and our subsidiaries for the fiscal year ending December 31, 2016. Singer performed the audit of our consolidated financial statements for the year ended December 31, 2015. We have been advised by Singer that no member of that firm, to the best of its knowledge and belief, has any direct or any material indirect financial interest in our Company or our subsidiaries, and that, during the past three fiscal years, no member of the firm has had any connection with our Company or our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although we do not expect a representative of Singer to attend our Annual Meeting, if a Singer representative does attend, the representative will respond to appropriate questions and will have the opportunity to make a statement if the representative desires to do so.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select Singer as our independent registered public accounting firm for the year ending December 31, 2016, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Singer as our independent registered public accounting firm for the year ending December 31, 2016. Notwithstanding ratification of the appointment of Singer as our independent registered public accounting firm for the year ending December 31, 2016, the Audit Committee may select another independent registered public accounting firm for such year without any vote of the stockholders. If the stockholders do not ratify the appointment, the matter of the appointment of the independent registered public accounting firm will be considered by our board of directors and the Audit Committee, but our board of directors and the Audit Committee may choose to retain Singer regardless of the vote.

Our board of directors unanimously recommends and urges each stockholder to vote "FOR"

THE RATIFICATION OF the appointment of SingerLewak LLP as our independent registered public accounting firm.

Audit Fees for 2015 and 2014:

The following table summarizes the aggregate fees billed to us by Singer for professional services during the years ended December 31, 2015 and December 31, 2014:

Fees	2015	2014
Audit Fees (1)	$144,009	$183,829
All Other Fees (2)	-	23,891
Total Fees	$144,009	$207,720

(1) Audit Fees.

Fees for audit services billed in 2015 consisted of:

•	Progress billings for the audits of the Company’s financial statements for 2014 and 2015; and
•	Review of the Company’s quarterly financial statements for 2015.

Fees for audit services billed in 2014 consisted of:

•	Progress billings for the audits of the Company’s financial statements for 2013 and 2014; and
•	Review of the Company’s quarterly financial statements for 2014.

(2) All Other Fees.

Fees for all other services billed in 2014 consisted of consent procedures performed in conjunction with the Company’s filing of registration statements.

Audit Committee Pre-Approval Policies

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent public accountants on a case-by-case basis. Our Audit Committee approved 100% of the services performed by Singer in 2015 and 2014.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;

•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the review and discussions described above, the Audit Committee recommended to our board of directors in March 2016 that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Walter Weyler, Chairman of Audit Committee

Rich Sevcik

Bob Howard-Anderson

Scott Gillis, Former Director and Chairman of Audit Committee

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of [·], by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number and percentage of shares beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares shown as beneficially owned in the table below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to the shares shown as beneficially owned. A total of [·] shares of our common stock were issued and outstanding as of [·]. Unless otherwise indicated, the address of all directors and named executive officers is 30452 Esperanza, Rancho Santa Margarita, California 92688.

	Common Stock
Name of Beneficial Owner	Number of Shares(1)		Percent of Class(1)

Directors and Named Executive Officers
Abdi Mahamedi	[·]	(2)	[·]
Thomas Steipp	[·]	(3)	[·]
Bob Howard-Anderson	[·]	(4)	[·]
Rich Sevcik	[·]	(5)	[·]
Walter Weyler	[·]	(6)	[·]
Paul Hauck	[·]	(7)
Bruce Bromage	[·]	(8)	[·]
Tony Chung	[·]	(9)	[·]
Lugee Li	[·]	(12)	[·]
Ricardo Salas	[·]	(13)	[·]
All directors and executive officers as a group (11 persons)	[·]		[·]

5% Shareholders
Visser Precsion Cast, LLC	[·]	(10)	[·]
5641 N Broadway
Denver, CO 80216
Furniture Rowe, LLC	[·]	(11)	[·]
5641 N Broadway
Denver, CO 80216
Liquidmetal Technology Limited	[·]	(12)	[·]
Room 906, Tai Tung Building, 8 Fleming Rd
Wanchai, Hong Kong

Less than one percent

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise or conversion of all options, warrants and other securities convertible into common stock, beneficially owned by such person or entity currently exercisable or exercisable within 60 days of [·]. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of [·], or securities convertible into common stock within 60 days of [·], are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities, for purposes of computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The percentage of common stock beneficially owned is based on [·] shares of common stock outstanding as of [·].

(2)	Includes:

(a)

[·] shares of common stock held of record by Carlyle Holdings, LLC. Mr. Mahamedi has the power to direct the voting and disposition of such shares as the president and sole shareholder of Carlyle Development Group, Inc., which is a managing member of Carlyle Holdings, LLC;

(b)	[·] shares of common stock held of record by Mr. Mahamedi; and

(c)

[·] shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of [·]. Does not include [·] shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(3)	Includes:

(a)	[·] shares of common stock held of record by Mr. Steipp; and

(b)

[·] shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of [·]. Does not include [·] shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(4)

Includes [·]shares issuable pursuant to outstanding stock options, held of record by Mr. Howard-Anderson, which are exercisable currently or within 60 days of [·]. Does not include [·]shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(5)

Includes [·]shares issuable pursuant to outstanding stock options, held of record by Mr. Sevcik, which are exercisable currently or within 60 days of [·]. Does not include [·]shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(6)	Does not include [·]shares that are issuable pursuant to outstanding stock options, held of record by Mr. Weyler, that are not exercisable currently or within 60 days of [·].

(7)

Includes [·]shares issuable pursuant to outstanding stock options, held of record by Mr. Hauck, which are exercisable currently or within 60 days of [·]. Does not include [·]shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(8)

Includes [·] shares issuable pursuant to outstanding stock options, held of record by Mr. Bromage, which are exercisable currently or within 60 days of [·]. Does not include [·] shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(9)	Includes:

(a)	[·] shares of common stock held of record by Mr. Chung; and

(b)

[·] shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of [·]. Does not include [·] shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·].

(10)	Includes [·] shares of common stock and [·] shares issuable under currently exercisable warrants held of record by Visser Precision Cast, LLC.

(11)

Includes [·] shares of common stock and [·] shares issuable under currently exercisable warrants held of record by Visser Precision Cast, LLC. Furniture Rowe, LLC has the power to direct the voting and disposition of such shares as the sole shareholder of Visser Precision Cast, LLC.

(12)

Includes [·] shares of common stock held of record by Liquidmetal Technology Limited. Mr. Li is the sole owner, officer, and director of Liquidmetal Technology Limited and has sole power to direct the voting and disposition of such shares. Also includes [·] shares issuable pursuant to a Warrant held by Liquidmetal Technology Limited (the Warrant is for an aggregate of [·] shares, of which [·] are vested and will be exercisable within 60 days of [·]).

(13)	Includes:

(a)	[·] shares of common stock held of record by Mr. Salas; and

(b)

[·] shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of [·]. Does not include 1,800,001 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of [·]. Note that Mr. Salas ceased being a director and employee of the Company on August 21, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2015, our officers, directors, and greater than 10% stockholders filed with the SEC, on a timely basis, all reports required to be filed by Section 16(a) of the Exchange Act, except that the following Form 4s were not timely filed: Form 4s for option grants made on January 27, 2015 to Messrs. Mahamedi, Gillis, Hauck, Bromage, Steipp, Chung, Howard-Anderson, and Sevcik. We have relied solely upon the written representations of our officers, directors, and greater than 10% stockholders and copies of the reports they have filed with the SEC in providing this information.

EXECUTIVE OFFICERS

Set forth below is a table identifying our executive officers who are not identified under “PROPOSAL 1—ELECTION OF DIRECTORS.”

Name	Age	Position
Tony Chung	46	Chief Financial Officer
Bruce Bromage	61	Executive Vice-President of Business Development and Operations
Paul Hauck	54	Vice President- Worldwide Sales and Support

Tony Chung was elected by our board of directors to serve as our Chief Financial Officer in December 2008. Most recently, Mr. Chung served as Chief Financial Officer at BETEK Corporation, a real estate and investment subsidiary of SK Engineering and Construction, from February 2008 to December 2008 and as Chief Financial Officer of Solarcity, a company providing advanced solar technology and installation services, from March 2007 to January 2008. Mr. Chung’s primary role was to manage the overall financial operations of both companies. Previously, Mr. Chung was employed by us as our Vice President of Finance from May 2004 to February 2007. Mr. Chung is a Certified Public Accountant and served eight years at KPMG as an Audit and Consulting Manager for several large multinational companies. He received his B.S. degree in Business Administration from University of California Berkeley’s Haas School of Business in 1992. Mr. Chung is also an Attorney at Law and received his J. D. degree from Pacific Coast University School of Law in 2006.

Bruce Bromage was elected by our board of directors to serve as Executive Vice President of Business Development and Operations in November 2012 after serving as a Strategic Marketing and Operations consultant with our Company since June 2012. From April 2002 to August 2010, Dr. Bromage served as Executive Vice President and General Manager of Symmetricom, a publicly traded provider of products for communications infrastructure and systems and was an officer of the company. Responsibilities during his eight years with Symmetricom included Corporate Strategy, M&A Integration, Information Technology, and General Management of the Timing, Test and Measurement Division and the Technology Realization Center. Prior to Symmetricom, Dr. Bromage held senior executive positions with two high-technology startups and managed Strategic Business Development with Hewlett Packard. Dr. Bromage received his Ph.D. in Cognitive Psychology from the University of California, Santa Barbara in 1981 and has completed executive programs with the Stanford Graduate School of Business. Our board of directors believes that Dr. Bromage’s experience and background make him a qualified and valuable member of our executive management team. In particular, his prior experience in start-up companies, developing new technologies and business models and his extensive knowledge in acquisitions and negotiations make him a valuable resource for our Company.

Paul Hauck was elected by our board of directors to serve as Executive Vice President of Sales and Marketing. He joined the company in March 2014, with more than 30 years of experience in precision metal parts manufacturing technologies where he spent time with both small private companies such as SSI Technologies and Kinetics, and large public companies such as Blount International and Freeport McMoRan. During his career, he has managed teams in R&D, process and product development, manufacturing, and sales and marketing. In addition to his strong multi-functional background, Paul further distinguished himself as a three-term President of the Metal Injection Molding Association (MIMA). He also served on the Metal Powder Industries Federation (MPIF) Board of Governors, and was a 2013 recipient of the MPIF “Distinguished Service to Powder Metallurgy” award. With an academic background in powder metallurgy completed at Hennepin Technical College in Minnesota, Mr. Hauck has also completed various professional development programs throughout his career in branding, e-marketing, leadership, and strategic planning.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s compensation policies and practices are developed and implemented through the Compensation Committee of the Board of Directors.  The Committee’s responsibility is to review and consider annually the performance of the Company’s named executive officers in achieving both corporate and individual goals and objectives, and to assure that the Company’s compensation policies and practices are competitive and effective in incentivizing management.

The Compensation Discussion and Analysis section provides a description of the primary elements of the Company’s fiscal year 2015 compensation program and policies for the following individuals, who are referred to throughout this proxy statement as our named executive officers:

●	Thomas Steipp, President and Chief Executive Officer
●	Tony Chung, Chief Financial Officer
●	Paul Hauck, Vice President- Worldwide Sales and Support
●	Bruce Bromage, Executive Vice President of Business Development
●	Ricardo Salas, Former Executive Vice President

In 2015, our named executive officers effectively completed multiple transactions important to the long-term success of the Company, including the restructuring of the Company’s balance sheet in preparation for on-site manufacturing and the showcasing of developments in the Company’s technology, the expansion of the Company’s sales and marketing network, and the related expansion of our sales pipeline for future production orders and licensing transactions.

Compensation Committee activities in 2015 included:

●	Evaluating the performance of the Company’s executive officers;
●	Reviewing and approving the total compensation and benefits of the Company’s executive officers, including cash compensation and long-term incentive compensation; and
●	Reviewing and amending guidelines and standards regarding the Company’s compensation practices and philosophy.

For the Company’s named executive officers, the committee established compensation levels based, in part, on a framework of compensation benchmarking of comparison companies provided by external compensation consultants. To obtain access to independent compensation data, analysis and advice, an independent compensation consulting firm, Compensia, was retained in 2015 by the Compensation Committee. The principal projects assigned to the consultant include evaluation of the composition of the peer group of companies, evaluation of levels of executive compensation as compared to general market compensation data and the peer companies’ compensation data, and evaluation of proposed compensation programs or changes to existing programs. Compensia does not provide any other services to the Company and works with the Company’s management only on matters for which the Compensation Committee is responsible. The Compensation Committee is required to consider all factors relevant to a compensation consultant’s independence from management. The Compensation Committee has determined that the engagement of Compensia does not raise any independence, conflict of interest or similar concerns.

This section should be read in conjunction with the “Summary Compensation Table” and related tables pertaining to the compensation earned in 2015 by the named executive officers under the caption “Executive Compensation”.

Compensation Philosophy

The Company’s business plan and goals have historically been and continue to be linked to the development of the Company’s proprietary technology and production processes, as well as the commercialization and adoption of the technology within a wide array of markets.  The Company’s annual cash resources are focused on funding the completion of this development process.

It is critical to the development and commercialization of the Company’s technology that the Company attracts and retains well-qualified executives familiar with manufacturing and sale of amorphous metal and bulk metallic glass products.  As a result, the Company’s executive compensation programs seek to maintain a competitive annual salary structure while emphasizing long-term incentives that are connected to the ultimate commercialization and success of the technology.  These programs strive to align the interests of the executive officers and management with those of the Company’s stockholders through the use of equity-based programs.

Elements of Compensation

The Company’s compensation program has four primary components: cash salary, performance-based cash awards, long-term incentives through equity stock awards, and benefits.  Each element of the Company’s compensation program has been specifically chosen to reward, motivate and incentivize the executives of the Company through the commercialization phase of the technology and beyond.  The Compensation Committee determines the amount for both total compensation and each compensation element through discussions with the Company’s management, consideration of benchmarking data, past performance and future corporate and individual objectives.

The four basic elements of compensation, described in further detail below, are:

●

SALARY.  Base salaries for the Company’s named executives are determined by the Compensation Committee depending on a variety of factors including the scope of their responsibilities, their leadership skills and values, their performance and length of service.  Salaries for our named executive officers are intended to create a minimum level of compensation that is competitive with other companies deemed comparable, depending on the prior experience and position of the executive. Decisions regarding salary increases are affected by the named executive’s current salary and the amounts paid to their peers within and outside the Company.

●

LONG-TERM INCENTIVES.  The primary form of incentive compensation that is offered to the Company’s executives consists of long-term incentives in the form of equity awards.  The use of such long-term incentives is intended to focus and align goals of Company executives with those of stockholders and creates a direct interest in the results of operations, long-term performance and achievement of the Company’s long-term goals.

●

PERFORMANCE BASED CASH AWARDS.  The Compensation Committee believes that it is important to offer cash incentives to executives for the achievement of specified objectives that yield increased value for stockholders and will utilize performance based cash awards to provide additional incentives.

●

BENEFITS.  The Compensation Committee also incorporates retirement, insurance, termination and severance benefits in the compensation program for executive officers.  These benefits are offered to retain top executives, maintain their health and wellness and remain competitive in the industry.  The retirement and insurance benefits are consistent with those benefits offered more broadly to the Company’s employees.

The Company’s overall compensation packages for our named executive officers currently emphasize a mix of the four basic elements of compensation outlined above. With this balancing of both short and long-term incentives, the Company’s overall compensation is established at a level comparable to our peer group of companies, which share a similar focus on both short-term strategies and long-term tactical plans for the development of their respective technologies.

Use of Peer Group

Our main asset consists of our patented technology in the field of amorphous metal manufacturing and our business is primarily focused on development, commercialization, and manufacturing of this technology within a wide array of industries.

We have identified a peer group of companies with comparable market capitalization and an emphasis on manufacturing.  The peer group includes the following companies:

●	Advaxis, Inc.
●	Applied DNA Sciences, Inc.
●	Celsion Corp
●	Research Frontiers, Inc.

Benchmarking

The Compensation Committee believes it is important to understand and analyze the current compensation programs of other companies when making compensation decisions.  We traditionally consider the compensation programs of our peers when determining compensation for the named executive officers.  This year the Committee reviewed externally prepared surveys and publicly available information for our peer group companies to compare the components of our compensation program for the executive officers with those of the peer group.

Due to the Company’s unique business plan and current focus on development of the technology, the Compensation Committee exercises its discretion in determining compensation packages that may differ from the peer group.  Nevertheless, the peer group is instructive in assessing elements of compensation and structure for similarly situated companies.

While the Company’s current compensation program for our executive officers differs in certain aspects from our peers, the Committee generally targets total compensation packages of our named executive officers to be within the 50th percentile of the peer group.

Performance Objectives

For 2015, the Committee considered performance objectives in the development timelines of our technology, while also taking into account that long-term incentives including restricted stock and options have already been put in place during the prior two years through issuances from the 2012 Equity Incentive Plan and 2015 Equity Incentive Plans.  Objectives in 2015 included:

●	Continued build out of the Company’s manufacturing capabilities and refinement of internal quality policies and procedures;
●	Successful delivery of production parts from the Company’s manufacturing center;
●	Continued and successful collaboration with licensees on the development of the Company’s core technologies and manufacturing processes.

Elements of 2015 Compensation

1.  SALARY.  In evaluating base salaries for 2015, the Compensation Committee believed it was important to maintain competitive base salary compensation. In 2015, Mr. Steipp’s annual base salary was set at $300,000, which was consistent with the previous year.  Both Mr. Chung’s and Mr. Hauck’s annual base salaries were increased by 20% to $240,000 beginning February 2, 2015. Mr. Bromage’s annual base salary was set at $240,000, which was consistent with the previous year. Up until his resignation on August 21, 2015, Mr. Salas’ annual base salary was set at $240,000, of which $147,692 was earned as of the resignation date.

2.  LONG-TERM INCENTIVES.  The Committee has chosen to rely upon equity instruments, namely options, in designing compensation packages for executives.  The Committee views the grant of equity based awards as an incentive for future performance since the value of these equity based awards will increase as the Company’s stock price increases, thereby satisfying the Committee’s goal of linking executive compensation to share price appreciation over the longer term and promoting the retention of the key executives throughout the development process of our technology.  In 2015, options for the purchase of common stock of 4,300,000, 1,500,000, 2,000,000, 1,500,000, and 1,200,000 were granted to Mr. Steipp, Mr. Chung, Mr. Hauck, Mr. Bromage, and Mr. Salas, respectively.

3.  CASH AWARDS.  As noted above, the Compensation Committee believes that it is important to offer cash incentives to executives for the achievement of specified objectives that yield increased value for stockholders.

Based on the progress made towards achieving the Company’s development objectives, cash based awards in 2015 consisted of $268,594 in discretionary cash awards granted to Mr. Steipp and $107,438 in discretionary cash awards granted individually to Mr. Chung, Mr. Bromage, and Mr. Hauck.  As of his resignation date, Mr. Salas was granted cash awards of $27,750. All cash awards were granted on a quarterly basis, with 50% of each quarterly award being remitted each quarter and the remainder being remitted at year end. Each grant was made following the successful completion of defined quarterly goals, as set-forth by the Compensation Committee.  The named executive officers were deemed instrumental to the completion of these activities.

4.  BENEFITS.  As noted above, retirement and insurance benefits for named executive officers are consistent with those benefits offered more broadly to the Company’s employees.  Termination and severance terms, specifically in instances of change in control, are defined under existing employment agreements, as described below (see “Employment Arrangements and Change of Control Agreements”).

At our 2015 Annual Meeting of Stockholders, we sought an advisory vote on the compensation of our named executed officers. In that advisory vote, we received 46,900,299 votes "For" the proposal and 53,903,621 votes "Against" the proposal. We also received 7,315,790 abstentions and 248,241,757 broker non-votes. Following the meeting, the Company's Board of Directors considered the voting results, including the high number of broker non-votes, and reviewed the Company's executive compensation practices with the Company's compensation consultant. The Board of Directors concluded that its executive compensation policies and practices align with the long-term interests of the Company's stockholders and did not make any changes to its executive compensation policies and procedures for 2016.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company.  Based on this review and discussion, we recommend to the Board of Directors that the Compensation Discussion and Analysis be included in this document.

THE COMPENSATION COMMITTEE

Richard Sevcik, Chairman

Robert Howard-Anderson

Walter Weyler

Scott Gillis, Former Director

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Executive Compensation

Executive Benefits and Perquisites

Set forth below is information regarding compensation earned by or paid or awarded to the following executive officers of the Company during the year ended December 31, 2015: (i) Thomas Steipp, our President and Chief Executive Officer; (ii) Tony Chung, our Chief Financial Officer; (iii) Paul Hauck, our Vice-President of Worldwide Sales and Support; (iv) Bruce Bromage, our Executive Vice President of Business Development and Operations; and (v) Ricardo Salas, our former Executive Vice President. Mr. Salas resigned as of August 20, 2015 These persons are hereafter referred to as our “named executive officers.” The identification of such named executive officers is determined based on the individual’s total compensation for the year ended December 31, 2015, as reported below in the Summary Compensation Table.

Summary Compensation Table

The following table sets forth for each of the named executive officers: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2015, 2014 and 2013; (ii) the aggregate grant date fair value of stock and option awards granted during 2015, 2014 and 2013, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (R); (iii) the dollar value of earnings for services pursuant to awards granted during 2015, 2014, and 2013 under non-equity incentive plans; (iv) non-qualified deferred compensation earnings during 2015, 2014, and 2013; (v) all other compensation for 2015, 2014, and 2013; and, finally, (vi) the dollar value of total compensation for 2015, 2014, and 2013.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)		Total
Thomas Steipp,	2015	$300,000	$268,594	$-	$582,349	(2)	$1,150,943
President and Chief Executive Officer	2014	$300,000	$297,000	$-	$1,142,469	(2)	$1,739,469
	2013	$300,000	$137,015	$-	$303,592	(2)	$740,607
Tony Chung,	2015	$240,000	$107,438	$-	$203,145	(3)	$550,583
Chief Financial Officer	2014	$200,000	$99,000	$-	$274,547	(3)	$573,547
	2013	$185,000	$50,154	$-	$72,956	(3)	$308,110
Paul Hauck,	2015	$240,000	$107,438	$-	$270,860	(4)	$618,298
Vice President- Worldwide Sales and Support	2014	$157,692	$79,500	$-	$598,051	(4)	$639,954
Executive Vice President	2013	$-	$-	$-	$-		$-
Bruce Bromage,	2015	$240,000	$107,438	$-	$203,145	(5)	$550,583
Executive Vice President- Business Development	2014	$240,000	$118,800	$-	$479,227	(5)	$838,027
and Operations	2013	$240,000	$63,206	$-	$127,347	(5)	$430,553
Ricardo Salas,	2015	$240,000	$107,438	$-	$162,516	(6)	$509,954
Executive Vice President (7)	2014	$240,000	$118,800	$-	$281,154	(6)	$639,954
	2013	$240,000	$63,206	$-	$74,712	(6)	$377,918

(1)

Please refer to Note 13 in the accompanying footnotes to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for discussion of the assumptions used in the valuation of option awards.

(2)	Options to purchase 4,300,000, 4,063,500 and 4,063,500 shares of our common stock were awarded to Mr. Steipp on January 27, 2015, February 5, 2014 and February 6, 2013, respectively.
(3)	Options to purchase 1,500,000, 976,500 and 976,500 shares of our common stock were awarded to Mr. Chung on January 27, 2015, February 5, 2014 and February 6, 2013, respectively.
(4)	Options to purchase 2,000,000 and 2,282,000 shares of our common stock were awarded to Mr. Hauck on January 27, 2015 and March 3, 2014, respectively.
(5)	Options to purchase 1,500,000, 1,704,500 and 1,704,500 shares of our common stock were awarded to Mr. Bromage on January 27, 2015, February 5, 2014 and February 6, 2013, respectively.
(6)	Options to purchase 1,200,000, 1,000,000 and 1,000,000 shares of our common stock were awarded to Mr. Salas on January 27, 2015, February 5, 2014 and February 6, 2013, respectively.
(7)	Mr. Salas ceased to be an employee of the Company on August 21, 2015.

For a description of the material terms of employment agreements with our named executive officers, see “Employment Agreements” below.

Equity Compensation Plan Information

Our executive officers, directors, and all of our employees are allowed to participate in our equity inventive plans. We believe that providing them with the ability to participate in such plans provides them with a further incentive towards ensuring our success and accomplishing our corporate goals.

The following table provides information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2015:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights [a]	Weighted-average exercise price of outstanding options, warrants, and rights [b]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column [a]) [c]
Equity compensation plans approved by stockholders	26,810,734	$0.20	2,354,586
Equity compensation plans not approved by stockholders	15,100,000	0.14	24,900,000
Total	41,910,734	$0.18	27,254,586

2015 Grants of Plan-Based Awards

The following table sets forth information with respect to grants of plan-based awards during 2015 to the name executive officers:

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/ share)	Grant Date Fair Value of Stock and Option awards ($)
Thomas Steipp	1/27/2015	4,300,000	$0.14	$582,349
Tony Chung	1/27/2015	1,500,000	$0.14	$203,145
Paul Hauck	1/27/2015	2,000,000	$0.14	$270,860
Bruce Bromage	1/27/2015	1,500,000	$0.14	$203,145
Ricardo Salas	1/27/2015	1,200,000	$0.14	$162,516

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2015, including the number of shares underlying both exercisable and un-exercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Thomas Steipp	2,302,649	1,760,851	(1)	-	$0.08	2/6/2023	-	-	-	-
	1,489,950	2,573,550	(2)	-	$0.29	2/5/2024	-	-	-	-
	-	4,300,000	(3)	-	$0.14	1/27/2025	-	-	-	-
Tony Chung	358,049	423,151	(1)	-	$0.08	2/6/2023	-	-	-	-
	358,050	618,450	(2)	-	$0.29	2/5/2024	-	-	-	-
	-	1,500,000	(3)		$0.14	1/27/2025
	100,000	-	(4)	-	$0.124	7/12/2020	-	-	-	-
Paul Hauck	399,350	1,882,650	(5)	-	$0.27	3/3/2024	-	-	-	-
	-	2,000,000	(3)	-	$0.140	1/27/2025	-	-	-	-
Bruce Bromage	596,575	738,617	(1)	-	$0.08	2/6/2023	-	-	-	-
	624,983	1,079,517	(2)		$0.29	2/5/2024
	-	1,500,000	(3)	-	$0.14	1/27/2025	-	-	-	-
Ricardo Salas	100,000	433,334	(1)	-	$0.08	5/14/2016	-	-	-	-
	366,667	633,333	(2)	-	$0.29	5/14/2016	-	-	-	-
	-	1,200,000	(3)		$0.14	5/14/2016
	300,000	-	(4)	-	$0.124	5/14/2016	-	-	-	-

(1)	The shares underlying these grants vest 20% following the first anniversary of the grant date of February 6, 2013, and on a monthly basis following such date for the remaining four years thereof.

(2)	The shares underlying these grants vest 20% following the first anniversary of the grant date of February 5, 2014, and on a monthly basis following such date for the remaining four years thereof.

(3)	The shares underlying these grants vest 20% following the first anniversary of the grant date of January 27, 2015, and on a monthly basis following such date for the remaining four years thereof.

(4)	The shares underlying these grants vest 20% per year starting with the first anniversary following grant date of July 12, 2010 and the following four anniversaries thereof.

(5)	The shares underlying these grants vest 20% following the first anniversary of the grant date of March 3, 2014, and on a monthly basis following such date for the remaining four years thereof.

Option Exercises and Stock Vested

The following table sets forth certain information concerning stock option exercises and restricted stock vesting during 2015 for each named executive officer.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Thomas Steipp	-	-	1,200,000	156,000

Tony Chung	-	-	-	-

Paul Hauck	-	-	-	-

Bruce Bromage	-	-	-	-

Ricardo Salas	166,666	8,333	-	-

Employment Agreements and Change of Control Agreement

On March 10, 2016, the Company executed an Amended and Restated Employment Agreement (the “Restated Employment Agreement”) with Mr. Steipp. The Restated Employment Agreement provides for an employment term from its effective date through August 3, 2017, after which the employment term is renewed annually for successive one year terms, unless terminated by the Company or Mr. Steipp. Under Restated Employment Agreement, Mr. Steipp receives a base salary of $300,000, which may be adjusted upward in the sole discretion of our board of directors on an annual basis. In addition, Mr. Steipp is entitled to bonuses or additional compensation as may be granted by our board of directors or chairman of our board of directors, in their sole discretion.

Under the Restated Employment Agreement, Mr. Steipp also is entitled to certain benefits if his employment is terminated involuntarily. These benefits include payment of a lump sum amount equal to one year of his annual base salary, continued insurance benefits at the Company’s expense for one year and accelerated vesting of equity awards. If the Company undergoes a “change of control” (as defined in the Restated Employment Agreement), and Mr. Steipp (i) is subsequently terminated without “cause” (as defined in the Restated Employment Agreement), or (ii) the Company subsequently takes certain actions that constitute “good reason” (as defined in the Restated Employment Agreement), and thereafter Mr. Steipp resigns, he will be entitled to a lump sum payment equal to one year of base salary, plus continued insurance benefits for two years, plus acceleration of vesting on equity awards and an extended time during which to exercise any equity awards that are stock options.

On March 10, 2016, the Company also amended Change of Control Agreements with Messrs. Chung, Bromage, and Hauck. As so amended, the Change of Control Agreements provide that if the executive officer’s employment with the Company is terminated without cause during the one-year period after a change of control of the Company, then the terminated officer will receive a lump sum severance compensation in an amount equal to twelve months of his then-current base salary. The executive officers will each also be entitled to the above-described severance compensation in the event he terminates his own employment within one year after a change of control because of a salary decrease, assignment to a lower-level position or a required move of more than 25 miles. In addition to the above-described severance compensation, upon any termination described in this paragraph, all unvested stock options related to these officers will automatically and immediately vest and shall thereafter be exercisable in accordance with the terms and provisions of the applicable award agreements.

For both the Restated Employment Agreement and the amended Change of Control Agreements, “change of control” is defined, with certain exceptions, as a merger of the Company with a third-party, the sale of all or substantially all of the Company’s assets, the acquisition by a single person or group of more than 50% of the combined voting power of the Company’s outstanding securities. “Cause” is defined in the Change of Control Agreements to include fraud, embezzlement, dishonesty, material harm to the Company, or an uncured failure to adequately perform job duties, among other things.

Salas Severance Agreement

In connection with Mr. Salas’ resignation, on August 21, 2015, Mr. Salas entered into a Confidential Separation Agreement and Release of Claims (“Separation Agreement”) with the Company. Under the Separation Agreement, if Mr. Salas elects to continue receiving group medical insurance coverage, the Company agreed to reimburse him (subject to applicable tax withholdings) for the associated premium costs for up to nine months following his termination date. In addition, the Company agreed to continue to pay Mr. Salas his salary until May 14, 2016 for so long as he complies with the Separation Agreement (such date, the “End Date”). The Company also agreed to permit Mr. Salas to continue to vest in certain awards granted under the Company’s equity incentive plans at the regular monthly vesting rate until the End Date, at which time all such awards will terminate and cease to be exercisable. Mr. Salas  also agreed to be available to consult with the Company, at the Company’s request, for up to three hours per week for no additional compensation. If Mr. Salas provides consulting services in excess of three hours in one week, the Company will pay Mr. Salas compensation at an hourly rate equal to his annual salary as of the termination date divided by 2,080. Accordingly, the aggregate severance benefits and payment paid to Mr. Salas in 2015 in connection with his resignation were $95,985, which represents continuation of salary of $92,308, $3,677 associated with the premium costs for his medical insurance coverage, and $0 associated with consulting services].

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table and summary set forth estimated potential payments the Company would be required to make to our named executive officers upon termination of employment or change in control of the Company, pursuant to each executive’s employment agreement in effect at year end.  Except as otherwise indicated, the table assumes that the triggering event occurred on December 31, 2015.

Name	Benefit	Termination without Cause ($)	Death ($)	Termination Following Change of Control ($)

Thomas Steipp (1)	Salary	300,000	-	300,000
	Bonus	-	-	-
	Equity Acceleration	1,145,611	-	1,145,611
	Benefits Continuation	18,814	-	37,628
	Total Value	1,464,425	-	1,483,239

Tony Chung (2)	Salary	-	-	240,000
	Bonus	-	-	-
	Equity Acceleration	-	-	321,316
	Benefits Continuation	-	-	10,673
	Total Value	-	-	571,989

Paul Hauck (2)	Salary	-	-	240,000
	Bonus	-	-	-
	Equity Acceleration	-	-	580,545
	Benefits Continuation	-	-	25,970
	Total Value	-	-	846,515

Bruce Bromage (2)	Salary	-	-	240,000
	Bonus	-	-	-
	Equity Acceleration	-	-	450,599
	Benefits Continuation	-	-	12,627
	Total Value	-	-	703,226

(1)	Severance amounts also apply if Mr. Steipp resigns for good reason following a change of control
(2)

Severance amounts also apply if Mr. Chung, Mr. Hauck, and/or Mr. Bromage terminate their own employment within one year after a change of control because of a salary decrease, assignment to a lower-level position or a requirement move of more than 25 miles.

401(k) Savings Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan that covers all of our employees. Pursuant to our 401(k) plan, participants may elect to reduce their current compensation, on a pre-tax basis, by an amount up to the statutorily prescribed annual limit and have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan permits us, in our sole discretion, to make additional employer contributions to the 401(k) plan. However, we do not currently make employer contributions to the 401(k) plan and may not do so in the future. As such, contributions by employees or by us to the 401(k) plan, and the income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan, and we can deduct our contributions, if any, at the time they are made.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Compensation Risk Considerations

When establishing and reviewing our compensation programs, the Compensation Committee considers whether such compensation programs for all employees, including our named executive officers, encourage unnecessary or excessive risk taking. We believe that our compensation programs are balanced and do not encourage unnecessary or excessive risk. We believe we have achieved this by striking an appropriate balance between short-term and long-term incentives and by using a variety of key business measurement metrics that promote disciplined progress towards longer-term company goals to assess performance under our compensation program.

Director Compensation

The following table sets forth information regarding the compensation received by each of our non-employee directors serving during the year ended December 31, 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Gillis (7)	$46,500	-	$54,172	(1)	-	-	-	$100,672

Yeung Tak Lugee Li	$-	-	$-	(2)	-	-	-	$-

Abdi Mahamedi	$55,000	-	$54,172	(3)	-	-	-	$109,172

Bob Howard-Anderson	$37,500	-	$54,172	(4)	-	-	-	$91,672

Walter Weyler	$9,375		$73,148	(5)	-	-	-	$82,523

Richard Sevcik	$54,000	-	$54,172	(6)	-	-	-	$108,172

(1)	Options to purchase 400,000 shares of our common stock were awarded to Mr. Gillis on January 27, 2015
(2)	Mr. Li was elected to our board of directors on March 10, 2016.
(3)	Options to purchase 400,000 shares of our common stock were awarded to Mr. Mahamedi on January 27, 2015.
(4)	Options to purchase 400,000 shares of our common stock were awarded to Mr. Howard-Anderson on January 27, 2015.
(5)	Options to purchase 800,000 shares of our common stock were awarded to Mr. Weyler on September 30, 2015
(6)	Options to purchase 400,000 shares of our common stock were awarded to Mr. Sevcik on January 27, 2015.
(7)	Mr. Gillis resigned from our board on March 24, 2016.

Our non-employee directors receive certain compensation for their services and are reimbursed for expenses incurred in attending board and committee meetings, as determined by the board of directors. Each non-employee director received an annual base fee of $30,000. In addition, each non-employee director receives annual fees to act as chairmen or members of the various sub-committees of the board of directors. Such fees ranges between $1,000 and $25,000 per member. All fees are paid quarterly in arrears.

We have a 2012 Equity Incentive Plan and a 2015 Equity Incentive Plan pursuant to which our non-employee directors are entitled to receive stock options. Each non-employee director in office on January 27, 2015 received an annual grant of options to purchase 400,000 shares of our common stock. In addition, non-employee directors may be entitled to receive options on a case by case basis, in an amount determined by our board of directors or its compensation committee in its respective discretion, to purchase shares of common stock upon initial election to the board of directors. In determining the number of options granted to a director upon initial election, the compensation committee uses its judgment and, consistent with our compensation objectives, maintains the flexibility necessary to recruit qualified and experienced directors. In connection with Mr. Weyler election as a director on September 30, 2015, the compensation committee approved a grant of options to purchase 800,000 shares of common stock. All options granted under the plans have an exercise price equal to the fair market value of our common stock on the date of the grant. These stock options have a 10-year term and are exercisable pursuant to an equal 5-year vesting schedule, and remain exercisable for certain periods of time after a person is no longer a director.

No director who is an employee will receive separate compensation for services rendered as a director. However, our employee directors are eligible to participate in our 2012 and 2015 Equity Incentive Plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Mr. Thomas Steipp, our Chief Executive Officer, sold an aggregate of 400,000 shares of our common stock on August 5, 2013 pursuant to a trading plan that Mr. Steipp previously adopted under Rule 10b5-1 under the Exchange Act. Mr. Steipp adopted the trading plan on March 22, 2013 for the purpose of providing him with funds to satisfy certain tax liabilities as a result of the vesting on August 3, 2013 of 1,200,000 shares of our restricted common stock held by Mr. Steipp. The restricted shares were granted to Mr. Steipp in 2010 under a previously disclosed Restricted Stock Award Agreement, dated August 3, 2010, between Mr. Steipp and us. On March 27, 2014, Mr. Steipp adopted a new 10b5-1 trading plan that allowed for the sale of 500,000 shares of common stock of the Company on August 4, 2014 and August 4, 2015.

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by the Audit Committee of our board of directors. The Audit Committee of our board of directors has not adopted specific procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case by case basis. Our policy is to require that all compensation-related matters be recommended for board of directors approval by the Compensation Committee. During the last fiscal year and through the date of this proxy statement, no transactions with a related party occurred that required a waiver of this policy and no transactions with a related party occurred in which we did not follow this policy.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2017 annual meeting of stockholders. To be eligible for inclusion in our proxy statement for our 2017 annual meeting, your proposal must be received by us by [·], and must otherwise comply with Rule 14a-8. However, if the date of the 2017 annual meeting has been changed by more than 30 days from the date of the 2016 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. While our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act and the rules promulgated thereunder, including Rule 14a-8.

Proposals pursuant to our Bylaws.  With respect to stockholder proposals for our 2017 annual meeting, our bylaws provide certain requirements for advance notification by stockholders. In order to be timely, a stockholder’s written notice must be delivered to or mailed and received by our Secretary at 30452 Esperanza, Rancho Santa Margarita, California 92688 not less than 120 days prior to the date of the meeting. Any such notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our Company’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

OTHER MATTERS

Householding of Proxy Materials

Pursuant to, and in accordance with, the rules of the SEC, where allowed, we are delivering only one copy of this proxy statement and our annual report or one copy of the Notice of Internet Availability of Proxy Materials (as applicable) to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy was delivered. If you are a stockholder residing at a shared address and would like to request an additional copy of this proxy statement or our annual report or our Notice of Internet Availability of Proxy Materials now or with respect to future mailings (or to request to receive only one copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials if you are currently receiving multiple copies), then please call or write Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688; telephone number (949) 635-2120.

Additional Matters at Annual Meeting

If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them. The board of directors is not aware of any such other matters that may come before the Annual Meeting.

By Order of the Board of Directors,

/s/ Thomas Steipp
Thomas Steipp President and Chief Executive Officer [·]

Appendix A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

LIQUIDMETAL TECHNOLOGIES, INC.

Liquidmetal Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, as the same may be amended or supplemented from time to time (the “DGCL”), in accordance with the provisions of Sections 242 and 245 of the DGCL,

DOES HEREBY CERTIFY:

1.	That the original Certificate of Incorporation of Liquidmetal Technologies, Inc. (the “Corporation”) was filed with the Secretary of State of the State of Delaware on May 15, 2003.

2.

That a Certificate of Ownership and Merger of Liquidmetal Technologies, a California corporation, with and into the Corporation was filed with the Secretary of State of the State of Delaware on May 21, 2003.

3.	That a Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 4, 2009.

4.	That a Second Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 28, 2012.

5.	That a Third Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 5, 2013.

6.	That an Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 28, 2013.

7.

That the Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation, as amended, of this Corporation, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation, as amended, of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Corporation is Liquidmetal Technologies, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

The Corporation shall have authority to issue One Billion One Hundred Ten Million (1,110,000,000) shares of capital stock, consisting of One Billion One Hundred Million (1,100,000,000) shares of common stock, $0.001 par value per share (the “Common Stock”), and Ten Million (10,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”). The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon any series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

 ARTICLE V

To the fullest extent permitted by the DGCL, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the effective date of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

The Corporation shall indemnify to the fullest extent permitted by the DGCL (including, without limitation, Section 145 thereof), as the same may be amended and supplemented from time to time, any and all persons whom it shall have power to indemnify under the DGCL. The indemnification provided for herein shall not be exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law under any Bylaw, agreement, vote of stockholders or disinterested directors of the Corporation, or otherwise, both as to action in such indemnified person’s official capacity and as to action in another capacity while serving as a director, officer, employee, or agent of the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee, or agent of the Corporation, and shall inure to the benefit of the heirs, executors and administrators of such person.

2

Any repeal or modification of this Article V or amendment to the DGCL shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer, or agent occurring prior to, such repeal, modification, or amendment.

ARTICLE VI

The Board of Directors shall have the power to adopt, amend, or repeal Bylaws of the Corporation, subject to the right of the stockholders of the Corporation to adopt, amend, or repeal any Bylaw. In addition, the Bylaws may be amended by the affirmative vote of holders of majority of the outstanding shares of voting stock of the Corporation entitled to vote at an election of directors.

ARTICLE VII

The number of directors of the Corporation shall be determined by resolution of the Board of Directors. Elections of directors need not be by written ballot, unless the Bylaws of the Corporation shall so provide.

ARTICLE VIII

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * * *

8.	That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of the Corporation in accordance with Section 242 of the DGCL.

9.

That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, as amended, has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

3

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Corporation on this ___ day of May, 2016.

By:
	Name:	Tony Chung
	Title:	Chief Financial Officer

4

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA. 92688

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Thomas Steipp 02 Yeung Tak Lugee Li 03 Abdi Mahamedi 04 Bob Howard-Anderson 05 Richard Sevcik
06 Walter Weyler

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Approve the amendment and restatement of our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue from 700,000,000 shares to 1,100,000,000 shares;	☐	☐	☐
3. Advisory approval of the compensation of our named executive officers;	☐	☐	☐
4. Ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2016, and	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000280895_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, and the Company's Annual Report on Form 10-k for the year ended December 31, 2015 are available at www.proxyvote.com

LIQUIDMETAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
May 19, 2016 9:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Steipp and Tony Chung, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of LIQUIDMETAL TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, PDT on May 19, 2016 at 30452 Esperanza, Rancho Santa Margarita, CA 92688, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000280895_2 R1.0.1.25

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 19, 2016

LIQUIDMETAL TECHNOLOGIES, INC.

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA. 92688

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 28, 2016
Date: May 19, 2016 **Time:** 9:00 AM PDT
Location: Liquidmetal Technologies, Inc.
30452 Esperanza
Rancho Santa Margarita, CA 926

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

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0000280894_1 R1.0.1.25

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. and the Company's Annual Report on Form 10-k for the year ended December 31, 2014

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000280894_2 R1.0.1.25

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees

01 Thomas Steipp   02 Yeung Tak Lugee Li   03 Abdi Mahamedi   04 Bob Howard-Anderson   05 Richard Sevcik
06 Walter Weyler

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

3. Advisory approval of the compensation of our named executive officers;

BARCODE

→ 0000 0000 0000 0000

Broadridge Internal Use Only
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Cusip
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0000280894_3 R1.0.1.25

Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000280894_4 R1.0.1.25

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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